UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2026

Osprey Bitcoin Trust

(Exact name of registrant as specified in its charter)

Delaware	001-43024	37-6695894
(State or other jurisdiction of Incorporation or organization)	Commission File No.	(I.R.S. Employer Identification No.)

777 Brickell Avenue

Suite 500

Miami, FL 33131

(Address of principal executive offices) (Zip Code)

(914) 214-4697

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Change in Registrant’s Certifying Accountant.

(a)	Dismissal of Previous Independent Registered Public Accounting Firm

On June 16, 2026, Osprey Funds, LLC, as sponsor (the “Sponsor”) of Osprey Bitcoin Trust (the “Trust”) approved the dismissal of Grant Thornton LLP (“GT”) as the Trust’s independent registered public accounting firm, effective as of such date (the “Dismissal Date”).

The audit reports of GT on the Trust’s financial statements for the prior two fiscal years did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the Trust’s fiscal years ended December 31, 2024 and 2025 and the subsequent interim period through the Dismissal Date, there were (i) no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K between the Trust and GT on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, any of which, if not resolved to GT’s satisfaction, would have caused GT to make reference thereto in its reports, and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K, except for the material weakness in internal control over financial reporting that is discussed in the Trust’s annual report on Form 10-K for the year ended December 31, 2025 and quarterly report on Form 10-Q for the quarter ended March 31, 2026 pertaining to ineffective oversight of the administrator process, which resulted in an audit adjustment to the Trust’s financial statements for the fiscal year ended December 31, 2025. The material weakness did not result in any material misstatements to the Trust’s financial statements. As reported in the Trust’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2026, the Trust continues efforts to remediate the material weakness, but the material weakness has not been fully remediated as of March 31, 2026, as management continues to evaluate the implementation and operation of remediation efforts.

The Trust requested that GT furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated June 22, 2026, is filed as Exhibit 16.1 to this Current Report on Form 8-K (the “Current Report”).

(b)	Engagement of New Independent Registered Public Accounting Firm

On June 17, 2026, Sponsor approved the engagement of Cherry Bekaert LLP (“Cherry Bekaert”) to serve as the Trust’s new independent registered public accounting firm for the fiscal year ending December 31, 2026, effective immediately (the “Engagement Date”). During the Trust’s fiscal years ended December 31, 2024 and 2025 and the subsequent interim period through the Engagement Date, neither the Trust nor anyone acting on its behalf consulted with Cherry Bekaert regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might have been rendered on the Trust’s financial statements and neither a written report nor oral advice was provided to the Trust that Cherry Bekaert concluded was an important factor considered by the Trust in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) any matter that was the subject of a disagreement or a “reportable event” as described in Items 304(a)(1)(iv) and (v), respectively, of Regulation S-K.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

The exhibit listed in the following Exhibit Index is filed as part of this Current Report on Form 8-K.

Exhibit No.	Description
16.1	Letter from Grant Thornton LLP addressed to the Securities and Exchange Commission dated June 22, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Dated: June 22, 2026

Osprey Funds, LLC, as Sponsor of Osprey Bitcoin Trust

By:	/s/ Robert J. Rokose
Name:	Robert J. Rokose
Title:	Chief Financial Officer and Treasurer*

* The Registrant is a trust and the identified person signing this report is signing in their capacity as an authorized officer of Osprey Funds, LLC, the Sponsor of the Registrant.